UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 23, 2008
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)



        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Recent Sales of Unregistered Securities.

     On July 23, 2008, New Frontier Energy, Inc. (the "Company") granted Paul G. Laird 1,250,000 non-qualified stock options ("Stock Options") to acquire shares of the Company's $0.001 par value common stock ("Common Stock") under its 2007 Omnibus Long Term Incentive Plan (the "Plan"). The Stock Options are exercisable at a price of $1.01 per share, expire in 2018 and vest 125,000 shares each fiscal quarter ending August 31, November 30, February 28, and May 31 through November 30, 2010. Mr. Laird was also granted 50,000 shares of the Company's Common Stock pursuant to the Plan.

     On July 23, 2008, the Company granted Les Bates 1,000,000 non-qualified stock options to acquire shares of the Company's Common Stock under the Plan which are exercisable at a price of $1.01 per share that expire in 2018 and vests 100,000 shares each fiscal quarter ending August 31, November 30, February 28 and May 31 through November 30, 2010. Mr. Bates was also granted 50,000 shares of the Company's Common Stock pursuant to the Plan.

     On July 23, 2008, the Company granted Grant Gaeth 500,000 non-qualified stock options to acquire shares of the Company's Common Stock under the Plan which are exercisable at a price of $1.01 per share that expire in 2018 and vests 62,500 shares each fiscal quarter ending August 31, November 30, February 28 and May 31 through November 30, 2010.

     On July 23, 2008, the Company granted certain employees and agents of the Company an aggregate of 1,950,000 options to acquire shares of the Company's Common Stock under the Plan which are exercisable at a price of $1.01 per share that expire in 2018 and vests 195,000 shares each fiscal quarter ending August 31, November 30, February 28, May 31, and August 31 through November 30, 2010.

     Each of the stock options were granted and stock grants were issued in reliance of exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  July 28, 2008              NEW FRONTIER ENERGY, INC.

                                  By:  /s/ Les Bates
                                       -----------------------------------------
                                       Treasurer, Chief Accounting and
                                       Financial Officer, Secretary and Director